Business combination	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
Business combination
13.	Business combination
The Company concluded on November 30, 2020, through its wholly owned subsidiary Embraer Defesa e Segurança Participações S.A. (“EDSP”), the control acquisition of Tempest Serviços de Informática S.A. and its subsidiaries (“Tempest”), the largest cybersecurity company in Brazil.
The acquisition was concluded in steps, since previously the purchase of majority stake of 52.8% as of November 30, 2020, the Company maintained indirect stake of 8.4% on Tempest through the FIP Aeroespacial. Upon completion of the business combination, the Company’s total stake increased to 61.2%.
The measurement period was concluded on November 30, 2021 and no relevant adjustments were identified on the acquired identifiable net assets, including intangibles and goodwill as presented in Note 17. The goodwill generated is attributable to the workforce and profitability of the acquired business. It will not be deductible for income tax purposes. The total consideration was US$
22.1
, including final price adjustments and contingent consideration of US$
0.4
 (Note 22)
.
As part of the shareholders agreement and other obligations assumed, it was established a lock-up
period of up to 4 years for the retention of the
non-controlling
shareholders in the Tempest structure, as well as the Company has received call options and granted put options to the non-controlling
shareholders in symmetrical terms and exercisable after the
lock-up
period at fair value with the purpose of buying and selling the non-controlling
interest by Embraer at this moment, as disclosed in Note 22.